Exhibit 24.1

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Act of 1933, as amended, Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, as applicable, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of March, 2023.

/s/ Candace K. Beinecke
Candace K. Beinecke

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Act of 1933, as amended, Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, as applicable, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2023.

/s/ Barbara M. Byrne
Barbara M. Byrne

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Act of 1933, as amended, Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, as applicable, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of March, 2023.

/s/ Linda M. Griego
Linda M. Griego

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Act of 1933, as amended, Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, as applicable, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2023.

/s/ Robert N. Klieger
Robert N. Klieger

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Act of 1933, as amended, Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, as applicable, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2023.

/s/ Judith A. McHale
Judith A. McHale

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Act of 1933, as amended, Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, as applicable, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of March, 2023.

/s/ Ronald L. Nelson
Ronald L. Nelson

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Act of 1933, as amended, Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, as applicable, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 17th day of March, 2023.

/s/ Charles E. Phillips, Jr.
Charles E. Phillips, Jr.

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Act of 1933, as amended, Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, as applicable, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2023.

/s/ Shari Redstone
Shari Redstone

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Act of 1933, as amended, Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, as applicable, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of March, 2023.

/s/ Susan Schuman
Susan Schuman

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Act of 1933, as amended, Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, as applicable, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2023.

/s/ Nicole Seligman
Nicole Seligman

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Act of 1933, as amended, Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, as applicable, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2023.

/s/ Frederick O. Terrell
Frederick O. Terrell